SMS MASTERMINDS
BIG MINDS FOR SMALL BUSINESS

Investor Presentation, December 14, 2015

SpendSmart Networks, Inc. dba SMS Masterminds

Safe Harbor – Forward Looking Statements

This presentation contains certain forward-looking statements that involve risks and uncertainties. Such forward-looking statements include statements regarding financial and performance forecasts, comparable companies, attempts to identify new strategic opportunities which may include a strategic transaction, plans regarding partnering activities, product pricing, financial projections. Such statements are only predictions and the Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that may cause such differences include the risk that the Company may not be able to identify acceptable strategic opportunities or conclude any strategic transaction which it does identify, the risk that products that appeared promising in early use do not demonstrate the same utility in larger-scale uses, the risks associated with the Company's reliance on outside financing to meet its capital requirements, and the risks associated with the Company's reliance on collaborative partners for shipping. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition and other material risks. These factors and others are more fully discussed in the Company's periodic reports and other filings with the Securities and Exchange Commission.

Agenda

- SpendSmart Board & Leadership
- Current Market Position: 200 markets / 5M Subscribers
- Loyalty Program + Performance Text Messaging
- Historical and Targeted Metrics
- Valuation and Strategy
- Open Q&A

Key Board Directors

Jerold Rubinstein, Chairman – CPA and Attorney, extensive business startup and management background
Founder of Segel, Rubinstein & Goldman, Bel Air Savings & Loan Association, DMX, Inc., and XTRA Music. Appointed to Board of the Recording Industry Association of America. Mr. Rubinstein currently serves as the director and Chairman of the Audit Committee of CKE Restaurants, Non Executive Chairman of US Global Investors Inc. (GROW)

Isaac Blech, Vice Chair – Founded / Financed companies creating over $110B in market value
Creating over $110B in market value, Mr. Blech founded and financed many of the leading companies in biotechnology, including Celgene, Nova Pharmaceutical, Genetics Systems, ICOS, and Pathogenesis. He is also the lead financier and largest shareholder in companies including Premiere Alliance Group, Stratus Media Group, ContraFect Corporation, Cerecor Inc. and Medgenics.

Joseph Proto, Director – Over 30 years of billing and payments industry experience, exits worth over $1.2B
With over 30 years of billing and payments industry experience, Mr. Proto is currently the Chairman and CEO of electronic billing company Transactis, Inc. He founded REMITCO, a remittance processing company where he also served as President for 11 years, and which was acquired by First Data Corp. Mr. Proto also founded Financial Telesis (CashFlex), a payment processor to 65 of the top 100 banks in the U.S., which was acquired by CoreStates / Wachovia and is now part of Wells Fargo.

Chris Leong, Director – Investment capital experience as Co-Founder and President of Transpac Capital
Dr. Leong is co-founder and President of Transpac Capital. Prior to his career in venture capital, he was CEO of Amoy Canning Corporation. Founded Convenience Food Ltd., which was sold to Nabisco. Chairman of Hong Kong Venture Capital Association. Founding inductee to Singapore Venture Capital Hall of Fame (2010). B.S. and PhD from Massachusetts Institute of Technology.

John Eyler, Director – Retail experience as former CEO of Toys "R" Us and FAO Schwartz
Mr. Eyler served as chairman and CEO of Toys "R" Us Inc. from 2000 to 2005, during which time he restructured the balance sheet, upgraded talent, reduced expenses, rebuilt systems, renovated worn-out stores, and developed a state-of-the-art supply chain. From 1992 to 2000, Mr. Eyler was chairman and CEO of FAO Schwarz, Inc., and led the company to its most profitable year in its 133-year history in 1995 with strong results continuing through the end of his tenure. His lifelong career in retail included becoming chairman and CEO of May D & F at the age of 32. Mr. Eyler received a bachelor's degree in Finance from the University of Washington and an MBA from Harvard Business School.

Executive Team

Alex Minicucci, CEO / Founder, Director
Entrepreneur with a strong track record in web, ecommerce, and mobile marketing for over 15 years. Former COO of TechXpress, Inc., a managed services IT firm with over 50 employees. Built and sold one of the country's largest virtual tour providers, USA Virtual Tours, to MediaNews Group, then stayed to operate the Bay Area Division of MNG for 3 years. In the late 90's, started one of the first web development firms in central California, TooPhat.com, Inc. focused on next generation web development combined with interactive 3D environments. Eagle Scout, Former President of CASA (non-profit), Founders Circle member of the SLO HotHouse (business incubation organization)

Luke Wallace, VP of Operations / Founder
With fanatical attention to detail and innate project management ability, Luke is naturally process-oriented. This combined with his IT background gives the Masterminds incredible operational scale, redundancy, and customer service responsiveness. Prior to SMS Masterminds, Luke served as VP of IT Services at TechXpress, Inc. and Director of Broadband Services at DigitalPutty, Inc. Luke earned a B.S. in Business Management from Cal Poly, San Luis Obispo with a concentration in Management and Information Technology.

Charles Gerencser, CRO
Charles has been instrumental in growing SMS Masterminds' vast network of market exclusive licensees. His areas of expertise include sales team management, loyalty marketing, integrated SMS marketing programming and execution, and he is a Salesforce.com "Knowledge Champion". Prior to joining SMS Masterminds Charles held executive and director positions at various media companies including GANNETT, The McClatchy Company and iHeartMedia. Charles graduated Cum Laude from The Anderson School of Business at The University of California, Riverside.

Tim Boris, General Counsel & VP of Business & Legal Affairs
Tim works closely with the CEO and executive leadership team to drive the company's vision while overseeing commercial transactions, corporate governance initiatives, investment concerns, regulatory requirements and other legal matters. Tim previously served as General Counsel for publicly traded biopharmaceutical company. He received a Bachelors of Business Administration from the University of Michigan and a Juris Doctorate from the University of San Diego School of Law.

Bruce Neuschwander, CFO
Bruce served as Corporate Controller for Centillium (semiconductors), where he helped raise $38 millionto take the company public. Bruce has had three expat assignments and has provided leadership in strategic planning, budgeting, forecasting, international consolidations, treasury, general accounting, operations, cost and technical accounting. Also, he has experience with several organizations in SEC reporting and SOX remediation, documentation, and testing.

Connecting Merchants & customers like never before



Over 5,000,000 Subscribers Nationally
2,000,000 added since Jan 1, 2015

Over 3,000 active merchants
Over 130,000,000 text messages sent
Represented in over 200 markets

Headquartered in San Luis Obispo, Ca
45 full-time & 25 part-time employees

CEO is founder/shareholder

Loyalty Rewards Tablet

Our Loyalty Tablet combines the power of *text message marketing* with a dynamic *loyalty program* to encourage opt-ins and client retention.

Every time the consumer "checks in" via the Loyalty Tablet, they earn points toward discounts or free products, keeping them coming back for more.

- Check-in every time they visit to earn rewards
- Use the tablet to redeem rewards
- Receive exclusive VIP offers via text message
- Reply with email address to receive emails too

No apps, no downloads, no smartphone required



You're Our Best Customer.
Let Us Prove It.
Join Our Family.
Junior's PIZZA
Check in with every visit to earn free food as you hit our check-in milestones!
Check In
Enter mobile phone number
1 2 3
4 5 6
7 8 9
0
GO

SMS Statistics

NARROWCAST vs BROADCAST

NARROWCAST

To share information or content directly to a targeted, select audience.

TRUE REACH

98%

of all SMS & MMS messages

are opened

BROADCAST

To share information or content to the general public or a relatively large subset of the whole.

TRUE REACH



84% of FB News Feed stories aren't viewed
71% of Tweets are ignored
88% of emails go unopened
2% of SMS and MMS messages aren't opened

Sources

Frost & Sullivan, 2010
Facebook Marketing Conference, February 2012
Replies and ReTweets on Twitter - Sysmos, 2012
Mailer Mailer Metrics Report, July 2010
March 2012 U.S. Mobile Subscriber Market Share - ComScore, 2012
S-1 Filing, Facebook 2012
Network World, 2012
Wireless Quick Facts - CTIA, 2012
Newsroom Stats - Facebook, 2012
NielsenWire, 2011
USA Today (ComScore), 2012
View From The Digital Inbox - Merkle 2011
Facebook Newsroom, 2012
AppData, July 2012

Texting vs Social Media

DAILY USE


174 Million
Americans
text daily

DAILY USE


91M
use Facebook daily (U.S.)
2.8M
people use Pinterest daily (U.S.)

Sources

Frost & Sullivan, 2010
Facebook Marketing Conference, February 2012
Replies and ReTweets on Twitter - Sysmos, 2012
Mailer Mailer Metrics Report, July 2010
March 2012 U.S. Mobile Subscriber Market Share - ComScore, 2012
S-1 Filing, Facebook 2012
Network World, 2012
Wireless Quick Facts - CTIA, 2012
Newsroom Stats - Facebook, 2012
NielsenWire, 2011
USA Today (ComScore), 2012
View From The Digital Inbox - Merkle 2011
Facebook Newsroom, 2012
AppData, July 2012

Texting vs facebook

FREQUENCY


Every
24 hours
SMS
6.4B
text messages
are sent

FREQUENCY

Every 24 hours


3.2 B
Likes
300M
Photos Uploaded

Sources

Frost & Sullivan, 2010
Facebook Marketing Conference, February 2012
Replies and ReTweets on Twitter - Sysmos, 2012
Mailer Mailer Metrics Report, July 2010
March 2012 U.S. Mobile Subscriber Market Share - ComScore, 2012
S-1 Filing, Facebook 2012
Network World, 2012
Wireless Quick Facts - CTIA, 2012
Newsroom Stats - Facebook, 2012
NielsenWire, 2011
USA Today (ComScore), 2012
View From The Digital Inbox - Merkle 2011
Facebook Newsroom, 2012
AppData, July 2012

Mobile Users Are Engaged

ENGAGEMENT


Number of times
people look at their phones
150 times
per day

ENGAGEMENT


58%
of FB users login daily
Email
57% of people check their email fewer than 4 times/day

Sources

Frost & Sullivan, 2010
Facebook Marketing Conference, February 2012
Replies and ReTweets on Twitter - Sysmos, 2012
Mailer Mailer Metrics Report, July 2010
March 2012 U.S. Mobile Subscriber Market Share - ComScore, 2012
S-1 Filing, Facebook 2012
Network World, 2012
Wireless Quick Facts - CTIA, 2012
Newsroom Stats - Facebook, 2012
NielsenWire, 2011
USA Today (ComScore), 2012
View From The Digital Inbox - Merkle 2011
Facebook Newsroom, 2012
AppData, July 2012

We work with local and national brands

Sample of Local Brands

Sample of National Brands

Nationwide licensee network

Nationwide network of Certified Mobile Masterminds (Licensees) operates as the Company's sales and support channel in over 200 markets in North America (including Mexico & Canada)



Predictable, Sticky, Recurring Revenue Streams

- Percentage of recurring revenue increases each year
- Text message revenue = explosive revenue growth


100
80
60
40
20
0
2013
2014
2015
2016
2017
2018
Recurring
One-Time

License Fees

Business Development Fee: $9,900
Every new Masterminds licensee pays a one-time fee to configure and establish their business & reseller account. This includes creating a unique brand, consumer website, email/merchant account, and comprehensive training.

Licensee fee: $1,000-$3,000/month
Based on size of the licensee's market and number of features they select, Licensees pay a flat monthly fee for the right to resell our software, as well as ongoing access to our support services. This is independent of whether or not the licensee generates revenue. Our standard contract period is two years.

Variable Revenue

Text Messages
A "per message fee" is charged to each licensee for the successful delivery of messages to subscribers. SMS Mastermind makes a substantial margin on each message sent.

Hardware
Hardware device that runs our Loyalty Marketing software. We sell these devices at a profit to each of our licensees. Amount and profit varies by device(s) available at any given time and quantity we purchase to get volume discounts.

Steady Revenue Growth, Flat Expenses

	2014 (Jan-Sept)	2015 (Jan-Sept)	2015 (year-end target)
Revenue	$2.64M	$5.29M	$7M



$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
2013
2014
2015
2016
2017
Revenue
Net Income/Loss

* Numbers in thousands

Jan – Sept 2014 vs 2015

- Grew revenue by $2.65M
- Decreased expenses by $1.31M
- Decreases losses by $3.96M

Highlights

- Positive EBITDA targeted for 2016
- Merchant acquisition has virtually ZERO cost to company

Year-Over-Year Growth

	October 2014	October 2015	October 2016 (goal)
Merchants	1,300	3,100	6,000
Subscribers	2.6M	5.1M	10.1M
Messages	3M	5.8M	11.4M


12,000
10,000
8,000
6,000
4,000
2,000
0
2014
2015
2016
Merchants
Subscribers
Messages

* Numbers in thousands

Masterminds Smart Center

Outbound call center focused on appointment setting and direct selling

Current Stats

- 35 seat capacity
- Moved in Sept 2015
- 9 months proven track record
- Average revenue per appt: $63
- Average cost per appt: $43

Capacity for Company Growth

- Assume approximately 5600 hours per month
- @ 1 appt every 1.5 hrs = capacity for 3,733 appts
- Licensee closes average 1/4 appts = 933 merchants per month
- Gross profit of $20 each means approx. $75,000/month
- Average revenue of $40/month per merchant represents recurring text message revenue

Valuation

Revenue-Based:

- Currently trading at market cap less than 1X revenue
- Range of related companies is 3X-6X
- @ 4.5X revenue, SSPC is $30M market cap
- Positive EBITDA could drive greater value

Software-Marketing Companies

- Yelp trades at 3.59X annual revenue
- GrubHub trades at 6.1X revenues
- Open Table (division of Priceline) trades at 5.01X revenues

Per-subscriber Based:

- $.10/month X 60 months = LTV $6/Subscriber
- @ 5M Subscribers = $30M valuation
- Targeted 10.1M Subscribers by Oct 2016 = $60.6M Market Cap

Value = [# Units] X [lifetime value (LTV) per Unit]

Tremendous Activity in Mobile

- Merkle Acquires 500Friends, 2014 *(undisclosed amount)*
- Auego Acquires RewardsNow, 2015 *(undisclosed amount)*
- VISA acquires TrialPay, 2015 *(undisclosed amount)*
- Digital Insight acquired by Thomas Bravo, July 2013 for $1.025B
- TIBCO acquires Loyalty Lab, 2015 *(undisclosed amount)*
- Twitter buys MoPub for $350M in September 2013
- Mastercard acquires TruAxis, a debitcard linked loyalty merchant program company *(undisclosed amount)*

Metrics up...stock price down



Total Revenue
Total # Messages
Total # Subscribers
1.17
1.08
0.99
0.90
0.81
0.72
0.63
0.54
0.45
0.36
0.27
0.16
nov
dec
2015
feb
mar
apr
may
jun
jul
aug
sep
oct
nov

SpendSmart Networks, Inc.
dba SMS Masterminds

Company Strategy for 2016

Streamline Operations	Focus on core business, eliminate non-essential expenditures
Financials	Get cash flow positive early 2016
Acquisition Minded	Look for additional acquisition targets that will contribute to further growth
Liquidity / Investor Relations	Develop and execute a communication strategy, specifically leveraging our network of licensees, merchants and 5M consumers
Accelerate Markets	Leverage Smart Center for merchant acquisition

Investment Opportunity

- Established business with recognized brand and real revenue growth
- Proprietary technology with **sales network already in place**
- **Recurring revenue** streams primed for growth
- **Positive EBITDA targeted in 2016**
- Dedicated Board of Directors with **track record of success**
- **Opportunistic valuation** with venture capital upside in a public vehicle
- Company is performing, but **market doesn't know it yet**

Safe Harbor – Forward Looking Statements

This presentation contains certain forward-looking statements that involve risks and uncertainties. Such forward-looking statements include statements regarding financial and performance forecasts, comparable companies, attempts to identify new strategic opportunities which may include a strategic transaction, plans regarding partnering activities, product pricing, financial projections. Such statements are only predictions and the Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that may cause such differences include the risk that the Company may not be able to identify acceptable strategic opportunities or conclude any strategic transaction which it does identify, the risk that products that appeared promising in early use do not demonstrate the same utility in larger-scale uses, the risks associated with the Company's reliance on outside financing to meet its capital requirements, and the risks associated with the Company's reliance on collaborative partners for shipping. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition and other material risks. These factors and others are more fully discussed in the Company's periodic reports and other filings with the Securities and Exchange Commission.

SpendSmart Networks, Inc
dba SMS Masterminds

Investor Presentation, December 14, 2015

OTC:SSPC

A leading provider of digital engagement solutions for small and medium sized businesses